UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the
 Securities Exchange Act of 1934
(Amendment No. )

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified in Its Charter)

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of its series
 Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Equity Fund
Hatteras Alternative Multi-Manager Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

INFORMATION STATEMENT
April 29, 2016

This Information Statement is being furnished by the Boards of Trustees of Hatteras Alternative Mutual Funds Trust (the “Trust”) and Underlying Funds Trust (“UFT”) (together, the “Board”), to the shareholders of certain series of the Trust, Hatteras Alpha Hedged Strategies Fund (“Alpha”), Hatteras Long/Short Equity Fund (“Long/Short Equity”), and Hatteras Alternative Multi-Manager Fund (“Multi-Manager”) (collectively, the “Funds”), in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). The Information Statement relates to the approval by the Board of new sub-advisory agreements between Hatteras Funds, LLC (the “Advisor”) and (i) Apis Capital Advisors, LLC, an existing sub-advisor to the Long/Short Equity Portfolio of the UFT that underwent a change of control; and (ii) Havens Advisors, LLC, a new sub-advisor to the Hatteras Event Driven Fund of the Trust.  Under the Order, the Advisor, the Funds’ investment advisor, may enter into and materially amend agreements with sub-advisors, subject to approval of the Board but without obtaining shareholder approval.  The Information Statement is being mailed on or about April 29, 2016 to shareholders of record of the Funds as of March 31, 2016.  The Advisor will pay the costs associated with preparing and distributing this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY
 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background and Legal Analysis. As a mutual fund of funds, each Fund pursues its investment objective by investing primarily in other affiliated mutual funds (“Affiliated Funds”). The Advisor is also the investment advisor to the Affiliated Funds, and in that role, the Advisor selects sub-advisors (collectively, the “Sub-Advisors”) for the Affiliated Funds and allocates the assets of each Affiliated Fund among its respective sub-advisors. The Sub-Advisors are engaged to manage the investments of the Affiliated Funds in accordance with each Affiliated Fund’s investment objective, policies, and limitations and any investment guidelines established by the Advisor and the Board. Each Sub-Advisor is responsible, subject to the supervision and control of the Advisor and the Board, for the purchase, retention, and sale of securities or other investments in the portion of the Affiliated Fund’s investment portfolio under its management.

To facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Board, the Trust and the Advisor applied for, and the SEC approved, the Order, which permits the Advisor, subject to certain conditions and approval by the Board but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. As a condition of the Order, the Advisor is obligated to provide shareholders with certain information regarding each Sub-Advisor in the form of an information statement (the “Information Statement”) meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended, except as modified to permit aggregate fee disclosure. This Information Statement is being provided in light of the Board’s approval of the new sub-advisory agreements described below.

On December 9, 2015, at an in-person meeting of the Board, a majority of the Board, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), after having met in an executive session with independent counsel, voted to approve new Sub-Advisory Agreements (each a “Sub-Advisory Agreement” and collectively, the “Agreements”) by and among the Advisor, the applicable Affiliated Fund, and each of the following Sub-Advisors:

Sub-Advisor to the Long/Short Equity Portfolio of the UFT: Apis Capital Advisors, LLC (“Apis”) 90 Park Avenue, 18th Floor New York, NY 10016	Sub-Advisor to the Hatteras Event Driven Fund of the Trust: Havens Advisors, LLC (“Havens”) 600 Lexington Avenue, 25th Floor New York, NY 10022

The form of Sub-Advisory Agreement that the Board approved is attached as Exhibit A.

On December 9, 2015, the Board, including a majority of the Independent Trustees, considered the approval of each Sub-Advisor Agreement. The Board received information from legal counsel to the Independent Trustees regarding their duties and responsibilities under the 1940 Act in approving each Sub-Advisory Agreement. In connection with its approval of each Sub-Advisory Agreement, the Board gave consideration to all factors deemed to be relevant, including, but not limited to the following:

•	The overall historical investment performance of Apis and of a limited partnership managed by Havens;
•	The nature, scope and quality of the services to be provided by each Sub-Advisor;
•	The costs of the services to be provided by each Sub-Advisor and the structure of each Sub-Advisor’s fees;
•	The extent to which economies of scale would be realized as the applicable Affiliated Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and
•	The profits to be realized by each Sub-Advisor Agreement and its affiliates from the relationship with the applicable Affiliated Fund.

None of these factors was determinative in the Board’s decision to approve each Sub-Advisory Agreement, but each was a factor in the Independent Trustees’ consideration.

The Independent Trustees next assessed the overall quality of services to be provided by the Sub-Advisors. The Independent Trustees considered the Sub-Advisors' specific responsibilities in all aspects of day-to-day portfolio management, as well as the qualifications, experience, and responsibilities of the portfolio manager and other key personnel at each Sub-Advisor involved in the day-to-day portfolio activities. The Independent Trustees then concluded that each Sub-Advisor would have sufficient quality and depth of personnel, resources, and investment methods essential to performing its duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.
Regarding each Sub-Advisor, the Board considered, among other things, the following:

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Apis Capital Advisors, LLC, a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Apis’ long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Apis to the Long/Short Equity Portfolio. The Independent Trustees considered Apis’ specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience, and responsibilities of the portfolio manager and other key personnel at Apis involved in the day-to-day portfolio activities of the Long/Short Equity Portfolio. The Independent Trustees then concluded that Apis would have sufficient quality and depth of personnel, resources, and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Apis.

The Board considered that the change in control at Apis was the result of a change in Apis’ ownership structure and that there would be no change in the sub-advisory fees to be paid to Apis. It was also noted that, due to the timing issues related to the changes in control at Apis and Hatteras, Board consideration of two separate sub-advisory agreements for Apis would be necessary.

Considerations of the Board of Trustees regarding the Sub-Advisory with Havens Advisors, LLC, a Sub-Advisor to the Hatteras Event Driven Fund: The Independent Trustees assessed the overall quality of services to be provided by Havens to the Hatteras Event Driven Fund.  The Independent Trustees considered Havens’ specific responsibilities in all aspects of day-to-day portfolio management of the Hatteras Event Driven Fund, as well as the qualifications, experience, and responsibilities of the portfolio managers and other key personnel at Havens involved in the day-to-day portfolio activities of the Hatteras Event Driven Fund.  The Independent Trustees then concluded that Havens would have sufficient quality and depth of personnel, resources, and investment methods essential to performing its duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Independent Trustees concluded that the nature and scope of the services to be provided was reasonable and appropriate in relation to each of the Sub-Advisory fees.

Based on the factors discussed above, the Board approved each Sub-Advisory Agreement.

Summary of the Sub-Advisory Agreement. The following description is only a summary of the material terms of the Agreement. Although substantially the same, certain of the Agreements may contain non-material provisions not contained in most of the other Agreements. A form of the Sub-Advisory Agreement is attached at Exhibit A and should be referenced for its specific terms. Each Agreement has an initial term of two years as permitted by the 1940 Act. Each of the Sub-Advisors relies upon respective portfolio managers for the day-to-day management of the portion of the Affiliated Fund’s portfolio(s) that it manages or trades. The Agreements provide that following the initial term of two years, each will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board and by a majority of the Independent Trustees at an in-person meeting called for the purpose of voting on such approval. The Agreements are terminable at any time without penalty, on sixty days’ written notice and will terminate automatically in the event of an assignment (as defined by the 1940 Act). The Advisor will pay each Sub-Advisor monthly an annual fee based upon the average daily net assets of the Affiliated Funds allocated to such Sub-Advisor and may reimburse certain third-party legal or consulting expenses related to the selection and management of certain types of investments for the Affiliated Funds from the 1.75% advisory fee paid to the Advisor pursuant to its investment advisory agreement with respect to each Affiliated Fund dated January 5, 2016, as amended. The Funds are not responsible for the payment of sub-advisor fees.

Compensation. The table below shows the aggregate dollar amount of advisory fees paid to the sub-advisors of the applicable Affiliated Funds (“Sub-Advisory Fees”), as well as the fees as a percentage of each such Affiliated Fund’s average net assets, for the fiscal year ended December 31, 2015. Additionally, the tables below show the pro forma sub-advisory fees as if the Sub-Advisory Agreements had been in effect for the fiscal year ended December 31, 2015 (“Pro Forma Sub-Advisory Fees”). The Advisor, and not the Affiliated Funds, compensates the Sub-Advisors out of its advisory fees.

	Sub-Advisory Fees	Pro Forma Sub-Advisory Fees
Long/Short Equity Portfolio
Aggregate Dollar Amount	$2,799,341	$2,799,341
As a Percentage of Average Net Assets	0.97%	0.97%

Hatteras Event Driven Fund
Aggregate Dollar Amount	$1,499,504	$1,499,504
As a Percentage of Average Net Assets	0.95%	0.95%

Neither of the Sub-Advisors is an affiliated person, as defined in section 2(a)(3) of the 1940 Act, of the Trust or the Advisor, other than by reason of serving as a Sub‑Advisor.

Management of the Sub-Advisors. Set forth below are the names and principal occupations of the principal executive officers and directors (or persons engaged in similar roles) of each Sub-Advisor and the address of each are the same as those provided above for each firm.

Apis Capital Advisors, LLC
Name	Principal Occupation/Title
Daniel James Barker	Chief Investment Officer and Managing Member
Richard Hyok Yun	Chief Financial Officer and Chief Compliance Officer

Havens Advisors, LLC
Name	Principal Occupation/Title
Ellen Leslie Bock	Chief Compliance Officer and Chief Operating Officer
Marla Glenn	Chief Financial Officer

Other Registered Investment Companies Advised or Sub-Advised by Each Sub-Advisor.  Apis and Havens do not currently act as an investment advisor to mutual funds with similar investment objectives as the Affiliated Funds allocated to each Sub-Advisor.

Information about the Advisor.  Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor is a Delaware limited liability company majority owned and controlled by David B. Perkins, President and Chief Executive Officer of the Advisor.

Information about the Funds. The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy materials and other information with the SEC. The SEC maintains a website that contains information about the Funds (www.sec.gov). Any such reports, proxy materials and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Other Information. Hatteras Capital Distributors, LP, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is an affiliate of the Advisor.  Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor. In addition to serving as the Funds’ administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. U.S. Bank N.A., 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212 serves as Custodian for the Funds’ securities and cash. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, also serves as Custodian for the Funds’ securities and cash.

Reports to Shareholders. COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

Management Ownership. To the knowledge of the Funds’ management, as of the close of business on March 31, 2016, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each share class of the Funds and less than 1% of the outstanding shares of each Fund.

Share Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 31, 2016, there were 14,360,016.85 shares of Alpha outstanding, 1,782,539.35 shares of Multi-Manager outstanding, and 3,488,574.75 shares of Long/Short Equity outstanding. To the knowledge of the Funds’ management, as of the close of business on March 31, 2016, the following persons owned of record 5% or more of the outstanding shares of each applicable class of each Fund:

Hatteras Alpha Hedged Strategies Fund, No Load shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	34.45%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.62%	Record
Pershing LLC 1 Pershing PL FL 14 Jersey City, NJ 07399	7.86%	Record
TD Ameritrade Inc. 200 S 108TH AVE Omaha, NE 68103	7.72%	Record

Hatteras Alpha Hedged Strategies Fund, Class A shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd. Floor Jersey City, NJ 07311	35.02%	Record
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	20.36%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	12.52%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	9.82%	Record
RBC Capital Markets LLC 510 Marquette Ave. S Minneapolis, MN 55402-1110	9.65%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.73%	Record

Hatteras Alpha Hedged Strategies Fund, Class C shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd. Floor Jersey City, NJ 07311	41.72%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	16.64%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	9.86%	Record
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	7.32%	Record

Hatteras Alpha Hedged Strategies Fund, Institutional Class shares
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd. Floor Jersey City, NJ 07311	53.30%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	15.24%	Record
First Clearing LLC 2801 Market Street St. Louis, MO 63103-2523	11.80%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	10.88%	Record

Hatteras Long/Short Equity Fund, Class A shares
Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty Street New York, NY 10281	33.28%	Record
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd Floor Jersey City, NJ 07311	29.47%	Record
UBS WM USA 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086-6761	12.17%	Record
Pershing LLC 1 Pershing PL FL 14 Jersey City, NJ 07399	6.60%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	5.03%	Record

Hatteras Long/Short Equity Fund, Institutional Class shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	64.94%	Record
Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza 23rd. Floor Jersey City, NJ 07311	10.98%	Record
UBS Financial Services, LLC 1000 Harbor Blvd. Fl. 8 Weehawken, NJ 07086	9.48%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246	6.19%	Record

Hatteras Alternative Multi-Manager Fund, Institutional Class shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab 211 Main Street San Francisco, CA 94105	74.99%	Record
Meg & Company R/R 216 Franklin Street Johnstown, PA 15901-1911	8.82%	Record
ICMA Retirement Corporation 777 North Capital Street NE Washington, DC 20002-4240	7.54%	Record

Shareholder Proposals. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding. Only one copy of this Information Statement and other documents related to the Funds, such as proxy materials, prospectuses and annual and semi-annual shareholder reports, etc. is being delivered to two or more security holders who share an address, unless the Funds have received contrary instructions from one or more of the security holders. Shareholders who wish to discontinue householding in the future, and shareholders sharing an address and receiving only one copy of this Information Statement, can request additional copies by calling 1-877-569-2382 or writing to Hatteras Alternative Mutual Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Important Notice regarding the Availability of Information Statement: This Information Statement is available at http://www.hatterasfunds.com/literature.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of ______, by and among Hatteras Funds, LP, a Delaware limited partnership (formerly a Delaware limited liability company known as Hatteras Funds, LLC) (the “Advisor”), _______, a __________ (the “Sub-Advisor”), and the [Hatteras Alternative Mutual] [Underlying] Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of such series as designated by the Advisor (the “Fund”).

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has been appointed investment advisor to the Fund, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Advisor has the authority to determine, in its sole discretion, the percentage of the Fund’s net assets to be advised by the Sub-Advisor; and

WHEREAS, the Advisor and the Trust desire to retain the Sub-Advisor to assist the Advisor in providing a continuous investment program for a portion of the Fund’s assets (designated herein as a “Separate Account”) and the Sub-Advisor is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Advisor and the Trust hereby appoint the Sub-Advisor to serve as sub-advisor to the Advisor with respect to the Separate Account. Intending to be legally bound, the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.  Advisory Services. Subject to the supervision of the Board of Trustees and the Advisor, the Sub-Advisor will assist the Advisor in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Advisor will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund.  The Fund shall provide the Sub-Advisor with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Sub-Advisor further agrees that it:

(a)  will assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

(b)  will manage, in consultation with the Advisor, the Separate Account’s temporary investments in securities, cash and cash equivalents;

(c)  will place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

(d)  will consult with the Advisor on a continuous basis as to the Fund’s total assets which shall be invested in the Separate Account;

(e)  will attend either in person or via telephone regular business and investment-related meetings with the Board of Trustees and the Advisor, as requested by the Trust, the Advisor or both; and

(f)  will maintain books and records with respect to the securities transactions for the Separate Account, furnish to the Advisor and the Board of Trustees such periodic and special reports as they may reasonably request with respect to the Separate Account, and provide in advance to the Advisor all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.  Covenants by the Sub-Advisor. The Sub-Advisor agrees with respect to the services provided to the Fund that it:

(a)  as part of its retention as a Sub-Advisor with respect to the investment of the Separate Account, a portion of the assets held by the Fund, as determined by the Advisor, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Sub-Advisor is bound, whether arising by contract, operation of law or otherwise;

(b)  will maintain all necessary governmental, self regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, including its status as a Registered Investment Advisor with the Securities and Exchange Commission and will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(c)  will telecopy trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Fund’s designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(d)  will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(e)  will maintain its own Code of Ethics and report to the Advisor’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(f)  will maintain its own compliance program or manual, pursuant to Rule 206(4) -7 of the Investment Advisors Act.  The Sub-Advisor will provide either the manual or a summary thereof, including updates thereto, to the Advisor’s Compliance Officer; and

(g)  in furnishing services hereunder, the Sub-Advisor will not consult with any other advisor to (i) the Funds, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Separate Account in securities or other assets. (This shall not be deemed to prohibit the Sub-Advisor from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Advisor from consulting with any other covered advisors concerning compliance with paragraphs a and b of Rule 12d3-1 under the 1940 Act.)

4.  Covenants by the Advisor and the Trust. The Advisor and the Trust agree with respect to the services provided to the Fund:

(a)  that the retention of the Sub-Advisor as investment advisor with respect to the Separate Account, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)  that the Sub-Advisor may use the Fund’s name on a representative client list.

5.  Services Not Exclusive. The services furnished by the Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Advisor or any affiliated person (as defined in the 1940 Act) of the Sub-Advisor or any employee, agent, manager or affiliated person of such person from acting as investment advisor or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Advisor or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.  Separate Account Transactions. Investment decisions for the Separate Account shall be made by the Sub-Advisor independently from those for any other investment companies and accounts advised or managed by the Sub-Advisor. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When the Sub-Advisor seeks to purchase or sell  the same security at substantially the same time on behalf of the Separate Account and/or another investment company or account, the Sub-Advisor shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution on an overall basis for all the Sub-Advisor’s clients.

The Sub-Advisor shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocations. If applicable, the Sub-Advisor shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Advisor shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Advisor may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Advisor or any of its affiliates exercises investment discretion. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Advisor or the Sub-Advisor or any affiliated person of either thereof; except as permitted by Rules and Regulations of the Securities and Exchange Commission.

7.  Covenants by the Advisor. The Advisor agrees with respect to the services provided to the Advisor hereunder that the Advisor will conform to the applicable Rules and Regulations of the Securities and Exchange Commission.

8.  Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to the services provided by the Sub-Advisor hereunder.

10.  Expenses. During the term of this Agreement, the Sub-Advisor will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Sub-Advisor to pay any expenses of the Fund or the Advisor.

11.  Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Advisor will pay to the Sub-Advisor, as compensation for the services provided by the Sub-Advisor under this Agreement, a monthly fee equal to [  ]% (on an annualized basis) of the average net assets of the Separate Account, plus any leveraged amount applied to the Separate Account by the Advisor, over which the Sub-Advisor has trading authority.  Notwithstanding Section 14 below, the Sub-Advisor shall only be entitled to compensation under this Section 11 for so long as and to the extent it has trading authority over the Separate Account, which trading authority may be terminated at any time by the Advisor in its sole discretion, when it is determined by the Advisor that it is in the best interest of the Trust to do so, without regard to the sixty (60) days’ notice period required for termination of this Agreement. The Advisor shall pay the Sub-Advisor as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Separate Account in accordance with the Fund’s prospectus.

12.  Standard of Care: Limitation of Liability: Limited Indemnity.  The Sub-Advisor shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Advisor in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Sub-Advisor, and its managers, officers, directors, equity holders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Advisor to the Fund, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Advisor in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Advisor and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Advisor or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Advisor, the Fund or both may have under any such federal or state securities laws.

13.  Reference to the Sub-Advisor. Neither the Advisor nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Sub-Advisor or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Advisor to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Sub-Advisor.

14.  Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Advisor or by the Sub-Advisor or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(d), 9, 11, 12 and 13 shall survive any termination or expiration.

15.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

16.  Non-Solicitation.   During the term of this Agreement and for a period of two (2) years thereafter, each of the Trust and the Advisor on one hand and the Sub Advisor on the other agrees that it will not directly or indirectly, on its own behalf or on behalf of any other person, (i) solicit, induce or encourage the resignation of any member or employee of the other party or its affiliates, including those providing support, investment management, or client solicitation services, or hire any such member or employee whom the other party or its affiliates employed at any time during the twelve (12) month period preceding the termination of this Agreement; or (ii) in any way interfere or attempt to interfere with the relationship between the other party and its affiliates and any of their members or employees.

17.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Sub-Advisor at:

[  ]

To the Advisor at:

Hatteras Funds, LP
6601 Six Forks Road, Suite 340
Raleigh, NC 27615-6520
[  ]

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn:  Joshua B. Deringer, Esq.
Email: Joshua.Deringer@dbr.com

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
6601 Six Forks Road, Suite 340
Raleigh, NC 27615-6520
[  ]

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn:  Joshua B. Deringer, Esq.
Email: Joshua.Deringer@dbr.com

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

18.  Proxy Voting.  The Sub-Advisor is authorized to vote proxies received on securities held in the Separate Account.  The Advisor and the Trust represent that proxy voting authority is not expressly reserved to any other party under the documents governing the Funds. All proxies will be voted in accordance with the Advisor’s written policy in effect from time to time, receipt of which the Sub-Advisor hereby acknowledges.  The Advisor and the Trust shall instruct the Fund’s custodian to forward promptly to the Sub-Advisor receipt of such communications and to follow the Sub-Advisor’s instructions concerning the same.  The Sub-Advisor shall not be responsible for voting proxies not timely received by the Sub-Advisor.

19.  Binding Arbitration.The parties hereto agree that any dispute between or among any of the parties arising out of, relating to or in connection with this Agreement or the Fund or the Trust, shall be resolved exclusively through binding arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association (the “AAA”) to the fullest extent permitted by law. Both the Advisor and Sub-Advisor, understand that Arbitration is final and binding on both parties and that each party in executing this agreement is waiving their rights to seek remedies in court, including the right to jury trial.  The arbitration hearing shall be held in Raleigh, North Carolina.  Disputes shall not be resolved in any other forum or venue.  Each party will jointly appoint one arbitrator within 30 business days after notice from the AAA of the filing of the demand for arbitration. The two arbitrators nominated by the parties will attempt to agree on a third arbitrator within 30 business days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the third arbitrator within the 30-day period, then the AAA will appoint the third arbitrator within 30 business days following the expiration of the 30-day period. Any award rendered by the arbitrators will be final and binding on the parties hereto, and judgment upon the award may be entered in the courts of the state of North Carolina and/or the U.S. District Court for the Eastern District of North Carolina, or any other court having jurisdiction over the award or having jurisdiction over the parties or their assets. The arbitration agreement contained in this Section 19 will not be construed to deprive any court of its jurisdiction to grant provisional relief (including by injunction or order of attachment) in aid of arbitration proceedings or enforcement of an award.  In the event of arbitration as provided in this Section 19, the arbitrators will be governed by and will apply the substantive (but not procedural) law of Delaware, to the exclusion of the principles of the conflicts of law of Delaware. The arbitration will be conducted in accordance with the procedures set out in the commercial arbitration rules of the AAA. If those rules are silent with respect to a particular matter, the procedure will be as agreed by the parties, or in the absence of agreement among or between the parties, as established by the arbitrators.  Notwithstanding any other provision of this Agreement, this Section 19 will be construed to the maximum extent possible to comply with the laws of the State of Delaware, including the Uniform Arbitration Act (10 Del. C ss. 5701 et seq.) (the “Delaware Arbitration Act”).  If, nevertheless, it is determined by a court of competent jurisdiction that any provision or wording of this Section 19, including any rules of the AAA, are invalid or unenforceable under the Delaware Arbitration Act or other applicable law, such invalidity will not invalidate all of this Section 19. In that case, this Section 19 will be construed so as to limit any term or provision so as to make it valid or enforceable within the requirements of the Delaware Arbitration Act or other applicable law, and, in the event such term or provision cannot be so limited, this Section 19 will be construed to omit such invalid or unenforceable provision.

20.  Legal Proceedings. The Sub-Advisor will not advise or act for the Advisor of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Fund or the issuers of these securities, without the prior written consent of the Advisor.

21.  Force Majeure.In addition, and without limiting any other provision of this Agreement, the Sub-Advisor shall not be liable for (i) force majeure or other events beyond the control of the Sub-Advisor, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Advisor or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Advisor.

22.  Limits on Obligations.  Notwithstanding anything to the contrary in this Agreement, in no event will the Sub-Advisor be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Sub-Advisor’s legal, regulatory, or operational policies and procedures; provided, however, that the Sub-Advisor must provide the Advisor written notice of its decision not to effect a transaction within one business day of such decision.

23.  Independent Agent.  It is understood and agreed that the Sub-Advisor shall be an independent contractor of the Advisor and the Trust and, except as specifically provided in this Agreement, that the Sub-Advisor shall not have authority to act for or represent the Advisor or the Trust in any way and shall not otherwise be deemed to be an agent of the Advisor or the Trust.  Nothing contained herein shall create or constitute the Sub-Advisor and the Advisor or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

24.  Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25.  Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

26.  Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.

27.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

[  ]

By:
Name:
Title:

Hatteras Funds, LP

By:
Name:
Title:

[Hatteras Alternative Mutual] [Underlying] Funds Trust

By:
Name:
Title:

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of its series
 Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Equity Fund
Hatteras Alternative Multi-Manager Fund
 (collectively, the “Funds”)
c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701

IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF THE INFORMATION STATEMENT

April 29, 2016

As a shareholder of the Funds, you are receiving this notice regarding the internet availability of an Information Statement relating to the change of control of a sub-advisor and appointment of a new sub-advisor which manage the Funds’ assets.

This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement.

As a mutual fund of funds, each of the Funds pursues its investment objective by investing primarily in other affiliated mutual funds (“Affiliated Funds”). Hatteras Funds, LLC (the “Advisor”) is responsible for selecting investment sub-advisors to manage the assets of the Affiliated Funds in which each Fund invests.

As described more fully in the Information Statement, the Board of Trustees (the “Board”) of each of Hatteras Alternative Mutual Funds Trust and Underlying Funds Trust, including a majority of the Trustees who are not “interested persons” of Hatteras Alternative Mutual Funds Trust or Underlying Funds Trust (as defined in the Investment Company Act of 1940, as amended), voted at an in-person meeting on December 9, 2015 to approve new Sub-Advisory Agreements, each of which has become effective, by and among the Advisor, the applicable Affiliated Funds, and each of the sub-advisors (the “Sub-Advisors”) listed below.

Apis Capital Advisors, LLC Havens Advisors, LLC

Additional information about the Advisor, Sub-Advisors, Sub-Advisory Agreements and the Board’s approval of each Sub-Advisory Agreement is contained in the Information Statement.

Please note that, pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission, the Advisor is permitted, subject to certain conditions and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

By sending you this notice, the Funds are notifying you that they are making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. The full Information Statement, as well as the Funds’ most recent Annual or Semi-Annual Report, will be available for printing on the Funds’ website at www.hatterasfunds.com/literature until at least July 31, 2016. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (877) 569‑2382.

If you would like to receive a paper or e-mail copy of the Information Statement or the most recent Annual or Semi-Annual Report, you must request one.
There is no charge to you to obtain a copy.